UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): August 23, 2023

Waverley Capital Acquisition Corp. 1

(Exact name of registrant as specified in its charter)

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Cayman Islands	001-40748	98-1586578
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

535 Ramona Street, Suite #8
Palo Alto, CA 94301

(Address of principal executive offices, including zip code)

(650) 308-9907

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable public warrant	WAVCU	New York Stock Exchange
Class A ordinary share, $0.0001 par value	WAVC	New York Stock Exchange
Warrants, each whole public warrant exercisable for one Class A ordinary share, at an exercise price of $11.50 per share	WAVCW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 23, 2023, Waverley Capital Acquisition Corp. 1 (the “Company”) issued a press release announcing it will redeem all of its outstanding Class A ordinary shares, par value $0.0001, effective as of September 8, 2023, because the Company will not consummate an initial business combination within the time period required by its amended and restated memorandum and articles of association. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated August 23, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVERLEY CAPITAL ACQUISITION CORP. 1

Date: August 23, 2023	By:	/s/ Alan Henricks
		Name:	Alan Henricks
		Title:	Chief Financial Officer

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